American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated March 22, 2019 ■ Statement of Additional Information dated April 1, 2018

The following replaces the entry for International Opportunities Fund in the Investment Advisor section on pages 29-30 of the statement of additional information.

Fund	Class	Percentage of Strategy Assets
International Opportunities	Investor, A, C and R	1.550% of first $1 billion 1.200% over $1 billion
	I	1.350% of first $1 billion 1.000% over $1 billion

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CL-SPL-95043 1903